This Instrument Prepared By:                                       EXHIBIT 10.8

Roger M. Pomerance, Esq.
Roger M. Pomerance, P.A.
1900 Corporate Blvd., NW
Suite 201A, East Building
Boca Raton, Florida 33431

Property Appraisers Parcel 0000297000000010101
  Identification (Folio) Number(s): 4-057
  Alternate Key Number: 1003069

Grantee TIN:  __________________________________



                                QUIT CLAIM DEED



         This Quit Claim Deed, made the 29th day of December, 1993, by CHEVRON U.S.A. INC., a Pennsylvania corporation, having a mailing address of P.O. Box 1706, Atlanta, GA 30301 (hereinafter called the "Grantor"), to KEY WEST CONCH HARBOR, INC., a Florida corporation, having a mailing address of 830 Eaton St., Key West, FL 33040 (hereinafter called the "Grantee").

                 [Wherever used herein the terms "Grantor" and "Grantee" include the parties to this instrument defined above and each of their respective successors and assigns.]

         WITNESSETH: That the Grantor, for and in consideration of the sum of Ten and No/100 ($10.00) Dollars and other valuable consideration, receipt whereof is hereby acknowledged, hereby grants, bargains, sells, aliens, remises, releases, conveys and confirms unto the Grantee, all of Grantor's interest in and to:

         All riparian and littoral rights, piers, docks, wharves, improvements, including but not limited to, the concrete seawall, existing pier and pilings extending into the waters of Key West Bight (Florida Bay), and all permits, licenses and bay bottom rights as are or may be attached to or appurtenant to the following described property:

         SEE EXHIBIT "A" ATTACHED HERETO AND INCORPORATED HEREIN

         To HAVE AND TO HOLD, the same, together with all and singular the appurtenances thereunto belonging or in anywise appertaining, and all the estate, right, title, interest and claim whatsoever of the said Grantor, either in law or equity, to the only proper use, benefit and behoof of the Grantee.

         In Witness Whereof, Grantor has signed and sealed these presents the day and year first above written.

Signed, sealed and delivered
in the presence of:

                                      CHEVRON U.S.A. INC.
                                      a Pennsylvania corporation


 /s/ G.A. Salcedo
-----------------------------
[Signature of Witness]

  G.A. Salcedo                        By:   /s/ O.R. Farber
-----------------------------               ----------------------------------
[Printed Name of Witness]
                                            PRINT NAME:  O.R. Farber
                                                       -----------------------

 /s/ Gisele Thierry
-----------------------------
[Signature of Witness]                      its:  Assistant Secretary
                                                ------------------------------
                                                  [PRINT TITLE ABOVE]

  Gisele Thierry
-----------------------------
[Printed Name of Witness]
                                                         [Corporate Seal]


STATE OF CALIFORNIA
CITY AND
COUNTY OF SAN FRANCISCO

         I HEREBY CERTIFY that, on this day before me, an officer duly qualified to take acknowledgements, personally appeared O.R. Farber, as Assistant Secretary of CHEVRON U.S.A. INC., a Pennsylvania corporation, who is personally known to me or who has produced _______________ as identification, and who executed the foregoing instrument and acknowledged before me that she executed the same for the purposes set forth therein.

         WITNESS my hand and seal in the County and State last aforesaid this 23rd day of December, 1993.

                                            /s/  Joseph D. Suryan
                                            ---------------------------------
                                            Print Name:  Joseph D. Suryan
                                                       ----------------------
         [Notary Seal]                      Notary Public
                                            Commission No.:  1007339
                                                           ------------------

My Commission expires: November 19, 1997






                                       2